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                        Supplement dated August 24, 2000
                         To Prospectus dated May 1, 2000
                     For GE Capital Life Separate Account II
                                   P1066 6/97

  The purpose of this supplement is to modify certain information contained in your prospectus dated May 1, 2000. The changes reflected in this supplement relate to the following sections of your prospectus:

Definitions, Surrender Value (page 5)

Amended to read:

     The Account Value (after deduction of any policy maintenance charge and any optional benefit charges) less any applicable surrender charge.

Account II, Investment Subdivisions (page 27)

The investment objective for Janus Aspen Series Capital Appreciation Portfolio is amended to read:

     Non-diversified portfolio pursing long-term growth of capital. Pursues this objective by investing primarily in common stocks of companies of any size.

Account II, Changes to Account II and the Investment Subdivisions (page 30)

Second paragraph, prior to the last sentence, the following is added:

     We will not eliminate an Investment Subdivisions without prior notice to you and before approval of the SEC.

Transfers, Transfer Before the Maturity Date (page 40)

First paragraph, prior to the last sentence the following is added:

     For this reason, there may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Investment Subdivision of the Separate Account or the Guarantee Account.

Transfers, Transfers by Third Parties (page 41)

The last sentence is amended to read:

     Therefore, as described in your Policy, we may limit or disallow transfers made by a third party.

Transfers (page 41)


The following section is added after Transfers by Third Parties:

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ON LINE TRANSFERS

     We permit certain transactions to be performed through an electronic process using the Internet (including transfers). We may be liable for losses resulting from unauthorized or fraudulent electronic transactions if we fail to employ reasonable procedures to confirm that the electronic instructions that we receive our genuine. Therefore, we will employ means to prevent unauthorized or fraudulent electronic requests, such as sending written confirmation, retaining a record of electronic requests, and/or requesting other identifying information. Unless you notify us in writing not to authorize electronic transactions, such transaction will also be accepted on your behalf from your registered representative. We reserve the right to limit electronic transactions.

     To request an electronic transaction, you should go to the Universal Resource Locator ("URL") established for such purposes, http://GEFinancialService.com. We will execute transfer requests received before the close of regular trading on the New York Stock Exchange on a Valuation Day at that day's prices. We will execute requests received after that time on the next Valuation Day at that day's prices.

Income Payments, Variable Income Payments (page 51)

Item 2 is amended to read:

     2. The annuity tables contained in the Policy including the settlement age tables;

Appendix, Adjusted Historical performance Data (page A-3)

The first sentence of the last paragraph on this page is amended to read:

     Based on the method of calculation described in the Statement of Additional Information, the adjusted historic annual total returns for the portfolios for periods from the time a particular portfolio was declared effective by the SEC to December 31, 1999, and for one, five and ten year periods ended December 31, 1999 is shown in Tables 2 and 3.

This Supplement should be retained with your Prospectus for future reference.

                       Customer Service Line: 800-313-5282

                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                            Richmond, Virginia 23230


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